John Hancock Variable Insurance Trust

Supplement dated September 30, 2013

to the Prospectus dated April 29, 2013

Core Fundamental Holdings Trust

Core Global Diversification Trust

Core Strategy Trust

Franklin Templeton Founding Allocation Trust

Fundamental Holdings Trust

Global Diversification Trust

Lifecycle Trusts

Lifestyle PS Series

Lifestyle Trusts

(collectively the “funds”)

Effectively immediately, Scott McIntosh no longer serves as portfolio manager of the funds. Accordingly, all references to Scott McIntosh as a portfolio manager on the investment management team of the funds are removed from the Prospectus and Statement of Additional Information for all share classes of the funds. Bob Boyda, Steve Medina, Marcelle Daher, CFA, and Nathan Thooft, CFA, will continue as portfolio managers of the funds.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.